Exhibit - 10 ii

                           Reimbursement Agreements


The Scott James Fund will reimburse officers and directors not affiliated with the Investment Adviser to compensate for travel expenses associated with performance of their duties. As the Fund grows in total assets, the Board of Directors may place them on salaries commensurate with their duties.

The Fund has no plans to compensate officers, employees and directors who are affiliated with the Investment Adviser except indirectly through payment of the management fee.

/s/ Scott S. James
Scott S. James, President


Exhibit - 10 iii

Custodian Agreement

Safekeeping Agreement (Pursuant to Rule 17F-2)

Gentlemen:

     This letter will confirm our agreement with respect to our designation of First Virginia Bank as the safekeeping agent for the securities and similar investments of The Scott James Fund, Inc.

     The Bank has been duly designated and appointed by the Board of Directors of the Corporation as the safekeeping agent for the Corporation's securities and similar investments pursuant to the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder.

     The securities and similar investments of the Corporation shall be deposited in the safekeeping of, or in a vault or other depository maintained by, the Bank, and the securities and similar investments so deposited shall be physically segregated at all times from those of any other persons, firms, or corporations.

     Any two of the following directors, to-wit, Scott S. James and Zhifeng Sun of the Corporation are authorized and permitted to have access to the securities and similar investments so deposited, and such access to such securities and similar investments so deposited shall be had only by two or more of such persons jointly.

     Access to such securities and similar investments shall be permitted to the properly authorized officers and employees of the Bank. Access to such securities and similar investments shall be permitted, jointly with any two of the above designated directors of the Corporation or with any officer or employee of the Bank, to an independent public accountant for the purpose of the examination of the Corporation's securities and similar investments required by the rules and regulations of the Securities and Exchange Commission.

     Such securities and similar investments shall at all times be subject to inspection by the Securities and Exchange Commission through its authorized employees or agents, accompanied, unless otherwise directed by order of the Commission, by one or more of the designated officers of the Corporation, or one or more of the officers or employees of the Bank.

     Each person when depositing such securities or similar investments in, or withdrawing them from, the Bank, or when ordering their withdrawal or delivery from the safekeeping of the Bank, shall sign a notation in duplicate in respect to such deposit, withdrawal or order which shall show (1) the date and time of deposit, withdrawal or order, (2) the title and amount of the similar securities or similar investments deposited, withdrawn or ordered to be withdrawn, and an identification thereof by a certificate number or otherwise, (3) the manner of acquisition of the securities or similar investments deposited, or the purpose for which they have been withdrawn or ordered to be withdrawn and
(4) if withdrawn and delivered to any other person, the name of such person.
A copy of such notation shall be transmitted promptly by the Bank to Xiongwu
Wu, a Non-Interested Director of the Corporation. Such notation shall be on serially-numbered forms and shall be preserved for at least one year.

     Such securities and similar investments shall be verified by complete examination of an independent public accountant to be retained by the Corporation at least three times during each fiscal year, at least two of which times shall be chosen by the said accountant without prior notice to the Corporation.

     The Secretary and the President of this Corporation, and each of them, have been authorized and directed to certify to the Bank that resolutions incorporating the terms of this agreement, copies of which are attached, have been duly adopted, and do further certify the names and specimen signatures, copies of which are attached, of the directors of the Corporation designated above.

     The Corporation undertakes to notify the Bank of any changes in the names and signatures of the officers of the Corporation designated above.

     If the above correctly states our understanding and agreement, would you kindly indicate your acceptance thereof by signing the name of the Bank, by its duly authorized officer, in the space provided below, and return a copy of this agreement to the Corporation.

                                      Very truly yours,

                                      By: /s/ Scott S. James


First Virginia Bank

By: /s/ Josephina Dela Rosa

Exhibit - 11 i

Legal Opinion

Albanese & Associates, P.C.
Attorneys at Law
4041 University Drive, Suite #301
Fairfax, VA  22031

June 21, 2000

Board of Directors
The Scott James Fund, Inc.
6700 Arlington Boulevard
Falls Church, VA  22042

Re: Opinion letter for The Scott James Fund, Inc. and 25,000.00 Shares of Common Stock with .004 par value per share.

Gentlemen:

In our capacity as Counsel to The Scott James Fund, Inc. the undersigned has examined and herein relies on copies of the following:
1. The Articles of Incorporation filed with the State Corporation Commission for the Commonwealth of Virginia;
2.  The By-Laws of The Scott James Fund, Inc.
3.  The Shareholder Records of The Scott James Fund, Inc.
4. Certificate of the Commonwealth of Virginia, dated June 16, 2000, issued by the State Corporation Commission certifying that the Certificate of Incorporation is issued to The Scott James Fund, Inc.

I have also examined other such documents, records and matters of law as we have deemed necessary for purposes of furnishing this opinion.

It should be noted that in rendering this opinion (i) the undersigned is unaware of the untruth/omission or invalidity of any representation called for in any of the above documents. In rendering his opinion, the undersigned has examined the following Virginia Code statute as it pertains to the corporation.

1.  Section 13.1-643 of the Virginia Code.

Based upon such examinations and investigations, and such other investigations and examinations, that the undersigned has deemed necessary for the purposes of the opinions expressed herein and subject to the foregoing examination limitations and qualifications expressed herein the undersigned opines as follows:

1. Company is duly incorporated and organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

2. The Open Shares per The Scott James Fund, Inc. Shareholder Records to be sold by the Company are duly authorized and when issued and delivered to investors under the terms of the Prospectus and Statement of Additional Information against payment of the appropriate consideration will be duly and validly issued, full paid and non-assessable.

The opinions expressed in this letter are qualified to the following extent:

A. The undersigned is a memeber of the bar of the Commonwealth of Virginia, and the opinions expressed in this letter (except where otherwise expressly stated) are limmited to the laws of the Commonwealth of Virginia.

B. The services of the undersigned have been limited to rendering the foregoing opinion based upon his review of such documents as he deemed necessary to make the the statement contained herein.

C. This opinion does not extend beyond the documents or to any information and/or the the validity, and/or to any representation contained in, and/or whether or not The Scott James Fund, Inc., has or has not complied with any law and/or regulation concerning the Prospectus and Statement of Additional Information by The Scott James Fund, Inc. for the Sale of Securities.

D. The business or financial resources of The Scott James Fund, Inc. have not been reviewed by the undersigned and therefore, expresses no opinion as to the accuracy or completeness of any information that may have been relied upon by anyone in making its decision to either approve the Prospectus and Statement of Additional Information or by anyone offering to purchase share(s) of stock in The Scott James Fund, Inc.

E. The law firm of Albanese & Associates, P.C., has provided this legal opinion as to certain matters relating to the corporation pursuant to the laws of the Commonwealth of Virginia. The Prospectus and Statement of Additional Information has been prepared by the Corporation's management and its advisors. Therefore, no opinion in respect to the Prospectus and Statement of Additional Information orthe information contained therein has been provided by the undersigned and his law firm.

This opinion is given as the date of this correspondence only and is limited to the specific issues discussed herein, and is issued to and for the sole benefit of The Scott James Fund, Inc.

Pursuant to the request of the Board of Directors, the undersigned hereby consents to the inclusions of this opinion as an exhibit to the Securities Act Registration Statement of the Fund in the N1-A Filing, and to the reference in the Fund's Prospectus and/or Statement of Additional Information.

ALBANESE & ASSOCIATES, P.C.

/s/ Mark S. Albanese

MSA/LC
GLM/gm


Exhibit 11 ii

CONSENT OF INDEPENDENT AUDITORS:

We consent to the inclusion by reference to the initial Registration Statement on Form N-1A/A of The Scott James Fund, Inc. of our report dated May 31, 2000 for our audit of the Statement of Assets and Liabilities of the Fund contained in pre-effective amendment number 7. We also consent to the reference to our firm in the Fund's Initial Registration Statement and the sections titled Statement of Additional
Information and Other Information.

/s/ Tamba S. Mayah
Tamba S.Mayah
MAYAH & ASSOCIATES, CPAs
New Carrollton, MD
September 22, 2000

Exhibit 11 iii

INITIAL CAPITAL AGREEMENT

The initial capital deposited into The Scott James Fund, Inc., is for investment purposes only and the initial capital is not for re-selling or redeeming.

/s/Scott S. James
Scott S. James, President

Exhibit 12 i

Code Of Ethics

I.  General Principles

The personal investment activites of any officer, director, trustee or employee of The Scott James Fund, Inc. will be governed by the following principles:
(A) Covered Persons have a duty at all times to place first the interests of Fund Shareholders (B) All securities transactions by Covered Persons shall be consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (C) Covered Persons should not take inappropriate advantage of their positions with The Scott James Fund.

II. A) Specific Prohibitions

No person covered by this Code, shall purchase or sell a security, except an Excepted Security, if there has been a determination to purchase or sell such security for the Fund or if such a purchase or sale is under consideration for the Fund, nor may such a person have any dealings in a security that he may not purchase or sell for any other account in which he has Beneficial Ownership, or disclose the information to anyone, until such purchase, sale or contemplated action has either been completed or abandoned.

B) Fund Rules Enforcer: To ensure compliance with this code required documents must be submitted according to procedures set forth below to the Fund
Rules Enforcer. The Fund Rules Enforcer at a minimum will be Series 7 Registered with the Securities and Exchange Commission, and selection of this Person must be approved by the Board of Directors. This position will not be occupied by Scott S. James.

III.  Obtaining Advance Approval

Except as provided in Sections V and VI of this Code, all proposed transactions in securities (privately or publicly owned) by Covered Persons, except transactions in Excepted Securities, should be approved consistent with the provisions of this Code in advance by the Fund Rules Enforcer. This request should be submitted by e-mail to fundrulesenforcer@scottjamesgroup.com, and requests will be answered within 7 days.

IV.  Reporting and Certification Requirements; Brokerage Confirmations

(1) Except as provided in Sections V and VI of this code, within 10 days following the end of each calendar quarter each Covered Person must file with the Fund Rules Enforcer a signed Security Transaction
Reporting Form.  The form
must be signed and filed whether or not any security transaction has been effected. If any transaction has been effected during the quarter for the Covered Person's account or for any account in which he has a direct or indirect Beneficial Ownership, it must be reported. Excepted from this reporting requirement are transactions effected in any accounts over which the Covered Person has no direct or indirect influence or control and transactions in Excepted Securities. The Fund Rules Enforcer is responsible for reviewing these transactions promptly and must address any apparent violation promptly.
(2) Each employee of the Fund will upon commencement of employment and annually thereafter disclose all personal securities holdings and annually certify that: (i) they have read and understand this Code and recognize they are subject hereto; and (ii) they have complied with the requirements of this Code and disclosed or reported all securities transactions required to be disclosed or reported pursuant to the requirements of this Code.
(3) Each employee of the Fund will direct his brokerage firm to send copies of all confirmations and all monthly statements directly to the Fund Rules Enforcer.
(4) Each employee of the Fund who has a Fully-Discretionary Account (as defined in Section VI) shall disclose all pertinent facts regarding such Account to the Fund Rules Enforcer upon commencement of employment.
Each such employee
or partner shall thereafter annually certify on the prescribed form that he or she has not and will not exercise any direct or indirect influence or control over such Account, and has not discussed any potential investment decisions with such independent fiduciary in advance of any such transactions.

V.  Special Provisions Applicable to Outside Directors and Trustees of the Funds

The primary function of the Outside Directors and Trustees of the Funds is to set policy and monitor the management performance of the Funds' officers and employees involved in the management of the Fund. Although they receive complete information as to actual portfolio transactions, Outside Directors and Trustees are not given advance information as to the Funds' contemplated investment transactions.

An Outside Director or Trustee wishing to purchase or sell any security will therefore generally not be required to obtain advance approval of his security transactions. If, however, during discussions at Board meetings or otherwise an Outside Director or Trustee should learn in advance of the Funds' current or contemplated investment transactions, then advance approval of transactions in the securities of such company(ies) shall be required for a period of 30 days from the date of such Board meeting. In addition, an Outside Director or Trustee can voluntarily obtain advance approval of any security transaction or transactions at any time.

No report described in Section IV(1) will be required of an Outside Director or Trustee unless he knew, or in the ordinary course of fulfilling his official duties as a director or trustee should have known, at the time of his transaction, that during the 15-day period immediately before or after the date of the transaction (i.e., a total of 30 days) by the Outside Director or Trustee such security was or was to be purchased or sold by the Fund or such a purchase or sale was or was to be considered by the Fund. If he makes any transaction requiring such a report, he must report all securities transactions effected during the quarter for his account or for any account in which he has a direct or indirect Beneficial Ownership interest and over which he has any direct or indirect influence or control. Each Outside Director and Trustee will direct his brokerage firm to send copies of all confirmations of securities transactions to the Fund Rules Enforcer, and annually make the certification required under Section IV(2)(i) and (ii). Outside Directors' and Trustees' transactions in Excepted Securities are excepted from the provisions of this Code.

It shall be prohibited for an Outside Director or Trustee to trade on material non-public information. Prior to accepting an appointment as a director of any company, an Outside Director or Trustee will advise and discuss with the Board whether accepting such appointment creates any conflict of interest or other issues.

VI. Additional Requirement relating to Employees of the Fund

It shall be prohibited for any employee of the Fund:
(1) to obtain or accept favors or preferential treatment of any kind or gift or other thing having a value of more than $100 from any person or entity that does business with or on behalf of the investment company.
(2) to trade on material non-public information or otherwise fail to comply with the Fund's Statement of Policy and Procedures on Receipt and Use of Inside Information adopted pursuant to Section 15(f) of the Securities
Exchange Act of 1934 and Section 204A of the Investment Advisers Act of
1940;
(3) to become a director of any company without the Firm's prior consent and implementation of appropriate safeguards against conflicts of interest.

In connection with any request for approval, pursuant to Section III of this Code, of an acquisition by employees of the Fund of any securities in a private placement, prior approval will take into account, among other factors, whether the investment opportunity should be reserved for any of the Funds and their shareholders (or other clients of the Fund) and whether the opportunity is being offered to the individual by virtue of the individual's position with the Fund. An individual's investment in privately-placed securities will be disclosed to the Fund Rules Enforcer if such an individual is involved in consideration of an investment by the Fund in the issuer of such securities. In such circumstances, the Fund's (or other client's) decision to purchase securities of the issuer will be subject to independent review by personnel with no personal interest in the issuer.

If a spouse of an employee of the Fund who is a director or an employee of, or a consultant to, a company, receives a grant of options to purchase securities in that company (or an affiliate), neither the receipt nor the exercise of those options requires advance approval from the Fund or reporting. Any subsequent sale of the security acquired by the option exercise by that spouse would require advance approval and is a reportable transaction.

Advance approval is not required for transactions in any account of a Covered person if the Covered Person had no direct or indirect influence or control (a "Fully-Discretionary Account"). A Covered person will be deemed to have "no direct or indirect influence or control" over an account only if:
(i) investment discretion for the account has been delegated to an independent fiduciary and such investment discretion is not shared with the employee,
(ii) the Covered Person certifies in writing that he or she has not and will not discuss any potential investment decisions with such independent fiduciary before any transaction the Fund Rules Enforcer has determined that the account satisfies these requirements. Transaction in Fully-Discretionary Accounts by an employee of the Fund are subject to the post-trade reporting requirements of this Code.

VII.  Enforcement

The Fund Rules Enforcer for The Scott James Fund, Inc. is charged with the responsibility of enforcing this code, and may appoint one or more employees to aid in carrying out these enforcement responsibilities. The Fund Rules Enforcer shall implement a procedure to monitor compliance with this Code through a periodic review of personal trading records provided under this Code against transactions in the Fund. The Fund Rules Enforcer shall bring to the attention of the Funds' Audit Committee any apparent violations of this Code, and the Audit Committee shall determine what action shall be taken as a result of such violation.
The record of any violation of this Code and any action taken as a result thereof, which may include suspension or removal of the violator from his or her position, shall be made a part of the permanent record of the Fund. An annual report will be prepared for the directors or trustees of the Fund that summarizes the Funds' procedures concerning personal investing, including the procedures followed to determine whether to grant approvals under Section III and the procedures followed by the Fund Rules Enforcer in determining pursuant to Section IV whether the Fund has determined to purchase or sell a security or are considering such a purchase or sale, and any changes in those procedures during the past year, and (b) identifies any recommended changes in the restrictions imposed by this Code or in such procedures with respect to the Code and any changes to the Code based upon experience with the Code, evolving industry practices or developments in the regulatory environment.

VII.  Definitions

"Covered Person" means any officer, director, trustee, director or trustee emeritus or employee of the Fund. (See also definition of "Beneficial Ownership.")

"Excepted Securities" are shares of the Funds, banker's acceptances, bank certificates of deposit, commercial paper, shares of registered open-end investment companies and U.S. Government securities.

"Outside Directors and Trustees" are directors and trustees who are not "interested persons" as defined by the Investment Company Act of 1940.

"Security" means any stock, bond, debenture or in general any instrument commonly known as a security and includes a warrant or right to subscribe to or purchase any of the foregoing and also includes the writing of an option on any of the foregoing.

"Beneficial Ownership" is interpreted in the same manner as it would be under
Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1 thereunder. Accordingly, a "beneficial owner" includes any Covered Person who, directly or indirectly, though any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest (i.e. the ability to share in profits derived from such security) in any equity security including:
(i) securities held by a person's immediate family sharing the same house (with certain exceptions);
(ii) a general partner's interest in portfolio securities held by a general or limited partnership;
(iii) a person's interest in securities held in trust as trustee, beneficiary or settlor, as provided in Rule 16a-8(b); and
(iv) a person's right to acquire securities through options, rights or other derivatives securities.

"Gender/Number" whenever the masculine gender is used herein, it includes the feminine gender as well, and the singular includes the plural and the plural includes the singular, unless in each case the contest clearly indicates otherwise.

/s/ Scott S. James
Scott S. James, President





























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